Supplement dated January 6, 2021

to the

Prospectuses dated May 1, 2020

for

Commonwealth Annuity Advantage Variable Annuity

ExecAnnuity Plus 91 and 93 Variable Annuity

Issued By

Commonwealth Annuity and Life Insurance Company

through its
Separate Account VA-K

Pioneer Real Estate Shares VCT Portfolio

Effective January 1, 2021, Amundi Pioneer Asset Management, Inc., the investment adviser to the Pioneer portfolios, changed its name to Amundi Asset Management US, Inc.

Effective immediately, under the “The Funds” section of the prospectus, the information in the table for the Pioneer Real Estate Shares VCT Portfolio is deleted and replaced with the following:

Funding Option	Investment Objective Summary	Investment Adviser/Sub- Adviser
Pioneer Variable Contracts Trust Pioneer Real Estate Shares VCT Portfolio – Class II	Seeks long-term growth of capital. Current income is a secondary objective.	Amundi Pioneer Management US, Inc.

Any references in the prospectus to Amundi Pioneer Management, Inc. are deleted and replaced with Amundi Asset Management US, Inc.

This Supplement Should Be Retained for Future Reference.

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